Putnam
Municipal
Opportunities
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02


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FROM THE TRUSTEES

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Dear Fellow Shareholder:

Putnam Municipal Opportunities Trust's mandate requires its managers to look beyond the current market environment for opportunities they believe may come to fruition at some later date. At the same time, they also seek to take advantage of opportunities already present.

To a certain extent, this strategy is reflected in the fund's results for the semiannual period ended October 31, 2002. As they explain in the following report, the managers have positioned the fund with a significant portion of high-quality bonds not only for their safety but also to take advantage of equity investors' current nervousness about prospects for the economy and the stock market.

At the same time, they are looking ahead to the opportunities for lower-rated issues that will accompany a strengthening economy and a brighter mood among stock investors. Because of this somewhat countercyclical positioning, the fund underperformed its benchmark and came in below its Lipper category average for the period. You will find a full discussion of performance and prospects in the management report.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
December 18, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

A significant turn in the financial markets occurred as Putnam Municipal Opportunities Trust reached the midpoint of its fiscal year on October 31, 2002. During the first five months of the period, interest rates traced a steady decline, while the stock market experienced some of its most disappointing months ever. However, early in October, the summer doldrums gave way to a vigorous upturn. While the stock market enjoyed four consecutive weeks of positive performance, interest rates trended sharply up, only to decline again at the end of October, as the mood on Wall Street wavered.

Interest rates on municipal bonds generally followed the taxable markets, but the decline was far more gradual. Credit spreads -- the difference in interest rates between bonds at the highest and lowest ends of the credit spectrum -- remained wide during most of the fiscal period, reflecting investor concerns about the weak economy, corporate accounting scandals, and the prospect of U.S. military involvement in Iraq. Job losses and the weak economy put a strain on most states, and many municipalities have been grappling with declining tax revenues.

Total return for 6 months ended 10/31/02

                 NAV            Market price
-----------------------------------------------------------------------
                1.47%              0.56%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

Since your fund seeks investment opportunities at both ends of the quality spectrum, regardless of market trends, it maintains a generous portion of high-quality bonds, counterbalanced with bonds rated below investment grade. We believe lower-quality bonds will outperform high-quality issues when the economy enters a sustained recovery, but this positioning held the port folio back during the first half of fiscal 2003. During this period, the fund underperformed its benchmark, the Lehman Municipal Bond Index, which is more heavily weighted in high-quality bonds, and results were also below the average for the Lipper General Municipal Debt Fund category. For details, please see page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care         24.6%

Transportation      11.5%

Housing             10.5%

Water and sewer      9.7%

Utilities            8.1%

Footnote reads:
*Based on portfolio market value as of 10/31/02. Holdings will vary over time.


The fund's performance at market price, which reflects changes in the demand for shares as well as underlying performance, was somewhat lower than its return at net asset value for this period. We believe this difference reflects investors' strong preference for high-quality bonds over lower-quality bonds. As this preference increased over the course of the fiscal year, demand for fund shares declined so that the market price fell slightly more than the net asset value.

* SLOWLY DECLINING MUNICIPAL RATES IN FIRST HALF HAD POSITIVE IMPLICATIONS

Municipal-bond issuers are usually able to offer significantly lower rates than comparable taxable issuers because the interest they pay is not subject to federal income tax. However, the difference in the rate of decline in the taxable versus tax-free bond markets during the first half of the fund's fiscal year has created an unusually attractive environment for tax-averse investors. While rates on 10-year Treasuries fell from 5.07% at the end of April to 3.93% at the end of October, rates on comparable municipal bonds declined from 4.24% to 3.85%, shrinking the difference in yields in the taxable versus tax-free markets.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*


Aaa/AAA -- 45.2%

Aa/AA -- 7.7%

A -- 14.8%

Baa/BBB -- 18.4%

Ba/BB -- 8.8%

B -- 3.0%

Ca/CCC/D -- 0.4%

VMIGI -- 1.7%

Footnote reads:
*As a percentage of market value as of 10/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


One of the concerns investors in both the bond and stock markets shared this summer was the prospect of deflation -- a scenario where sluggish economic growth and corporate layoffs cause consumers to retrench, squeezing corporate profits and setting in motion a slowing economic spiral. Although the hopeful mood investors displayed early in October wavered in the last days of the month, in early November the results of the mid-term elections and the Fed's 0.5% cut in the federal funds rate were regarded as positives. By cutting the federal funds target rate to a 41-year low of 1.25%, the Fed's goal was to boost consumer and investor confidence and pump more money into an anemic economy. Moreover, the Fed also shifted its bias from weakness to neutral -- a statement that expectations for the economy were balanced between strength and weakness.

Fund Profile

The fund seeks to provide high current income free from federal income tax, consistent with the preservation of capital, by investing in investment-grade and some below-investment-grade municipal bonds. The fund may be appropriate for investors who are seeking tax-exempt income and are willing to accept a moderate degree of credit risk.

The prospect of stronger growth with little or no inflation is the best kind of news for bond investors because it should help keep interest rates and prices relatively stable. Stability and attractive tax-equivalent yields should help maintain demand for municipal securities. This will be important since the supply of bonds is likely to increase, as municipalities bring new issues to market.

* WITH SUPERVISION, LOWER-QUALITY ISSUES CAN OFFER OPPORTUNITIES IN A RECOVERY

From the standpoint of portfolio strategy, the past six months have been fairly quiet. We maintained what we call a credit barbell, with emphasis on both top-rated and lower-rated bonds. Although lower-rated bonds tend to underperform during periods of uncertainty, we favored bonds in sectors that feature strong yields -- especially those closely tied to the overall economy, such as health care and transportation -- in anticipation of the period of renewed economic growth that we believe is now underway.

Bear in mind that, while we have been focusing on municipal bonds with lower ratings and higher yields, we have been doing so selectively and slowly. The fund's average credit quality was A at the end of October. Lower-rated securities have their ratings for a reason, and we rely on the watchfulness of our team of analysts to alert us to potential problems. A case in point was Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, which were backed by FMC Corp. and rated Baa2 by Moody's and BBB - by Standard & Poor's. Despite their attractive 7% coupon, we eliminated the fund's entire position in these bonds (with a principal amount in excess of $2.9 million) when our analysts' financial projections for FMC Corp. turned negative.

We recently purchased $3 million in bonds issued by the Badger Tobacco Asset Securitization Corp. of Wisconsin. These 6 3/8% bonds, maturing in 2032, offer a higher coupon than you might expect from their ratings: A1 by Moody's and A by Standard & Poor's. These bonds were issued as part of a legal settlement by tobacco companies that set up a series of payments to municipalities over 25 years, with the funds to be used for the common good. However, there are legal challenges and payments are based on consumption, either of which could affect the income stream that municipalities are relying upon. Risks specific to these bonds include the prospect of punitive legal settlements in other states or a decline in tobacco companies' revenue if people stop smoking. We like the bonds because of their high return potential and the extra diversification they provide, but we are being careful to monitor developments that may impact the tobacco industry and, in turn, affect the stability of their income.

Among lower-rated credit sectors, airline bonds proved a significant detractor from performance during the period despite the fund's diversification by individual names. We have always regarded the airline industry as a deep cyclical, that is, an industry whose response to the economic cycle is exaggerated at either end. Amid an already weak economic cycle, the airline industry experienced a huge setback as a direct result of last year's terrorist attacks. Then, just when increasing economic growth seemed ready to lift the industry from its low point, it was dealt a further blow when the economic recovery lost steam during the second and third quarters of 2002.

We believe that investors have oversold the airline sub-sector on the downside, driving down prices to levels that anticipate widespread bankruptcy -- a scenario that is unlikely in our view. While we are cognizant of the near-term risks in this industry, we believe that many carriers will remain viable and recover over the long term. Therefore, we have not materially adjusted the risk profile of the fund's airline exposure, which represents 5.2% of the total portfolio. We believe there is meaningful upside potential on many of these holdings from current price levels. The fund's holdings remain well-diversified, helping to minimize the risk of downgrades or defaults by any single holding. U.S. Airways, Inc. and United Airlines, Inc. are two obligors on bonds owned by the fund that have entered bankruptcy as of this writing. At current market value, the fund's positions in these bonds account for .3% of the fund's total holdings.

* HEALTH CARE, UTILITIES REMAIN ATTRACTIVE INDUSTRIES

Other noteworthy additions to the portfolio during the fiscal period include two hospital issues -- MediCorp Health System in Fredericksburg, Virginia, and John C. Lincoln Health Network in Arizona -- and a rare, non-callable bond issued by Southern Minnesota Municipal Power Agency. These recent acquisitions illustrate our efforts to maintain a broadly diversified portfolio.

MediCorp's facilities are located about midway between Washington, DC and Richmond, Virginia. The $500,000 position we purchased carries a coupon of 5 1/8%, matures in 2033, and is rated A3 by Moody's. Although MediCorp has a somewhat heavy debt burden, its operating income is strong and the hospital's dominant market share is expanding. The Arizona bonds we purchased are secured by two hospitals, including an acute-care facility in Deer Valley and North Mountain Hospital in Phoenix. A relatively high debt level prompted their Standard & Poor's rating of BBB, but volume growth at both facilities has been strong and the Phoenix market is one of the fastest growing in a state that attracts retirees. We purchased $750,000 of the John C. Lincoln Health Network bonds, which have a coupon of 6 3/8% and mature in 2037.

Non-callable bonds are as scarce as they are attractive because the issuer cannot call the bonds before the maturity date, assuring investors uninterrupted income for a long period. We purchased $1.5 million of these bonds issued on behalf of Minnesota Municipal Power, with a coupon of 5 1/4% and a 2016 maturity date.

* OUTLOOK FOR RISING INTEREST RATES, STEADIED BY LOW INFLATION PROSPECTS

With interest rates close to 40-year lows, we believe that some increase in rates seems almost certain to lie ahead. The Federal Reserve Board indicated that if the economy stabilizes, no further rate cuts should be expected. If this is the case, the Fed's next move would be to raise rates if inflationary pressures appear on the horizon. However, bonds with longer maturities generally respond more to inflation expectations than to the Fed's moves, and if restored economic growth proceeds with low inflation prospects, it could be a positive for the bond markets. If the current recovery continues, some lower-rated bonds could be upgraded by the rating agencies. Upgrades generally increase the market value of bonds, providing potential for capital appreciation as well as high current income. However, we believe caution is warranted, especially on a security-by-security basis, as the Sweetwater sale demonstrates. Lagging tax revenues also continue to heighten the importance of broad diversification and careful research to identify bonds with solid backing. Your fund's management team is working to help provide both over the remainder of the fiscal year and beyond.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of October 31, 2002, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Jerome Jacobs, and Joyce Dragone.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                                                        Lehman
                                            Market     Municipal     Consumer
(common shares)               NAV           price     Bond Index    price index
-------------------------------------------------------------------------------
6 months                      1.47%          0.56%      4.73%          1.00%
-------------------------------------------------------------------------------
1 year                        1.54          -3.24       5.87           2.08
-------------------------------------------------------------------------------
5 years                      27.77          18.32      34.69          12.26
Annual average                5.02           3.42       6.14           2.34
-------------------------------------------------------------------------------
Life of fund                 73.93          55.46      78.67          25.73
(since 5/28/93)
Annual average                6.05           4.79       6.36           2.46
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/02

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                        6
-------------------------------------------------------------------------------
Income 1                                   $0.453
-------------------------------------------------------------------------------
Capital gains 1                              --
-------------------------------------------------------------------------------
  Total                                    $0.453
-------------------------------------------------------------------------------
Preferred shares          Series A        Series B       Series C
                        (800 shares)  (1,620 shares)  (1,620 shares)
-------------------------------------------------------------------------------
Income                     $361.10        $178.67        $179.78
-------------------------------------------------------------------------------
  Total                    $361.10        $178.67        $179.78
-------------------------------------------------------------------------------
Share value: (common shares)                 NAV       Market price
-------------------------------------------------------------------------------
4/30/02                                    $13.00         $12.50
-------------------------------------------------------------------------------
10/31/02                                    12.74          12.14
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                       7.11%          7.46%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                11.58          12.15
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 9/30/02(most recent calendar quarter)

                                                     NAV       Market price
-------------------------------------------------------------------------------
6 months                                            6.91%          8.31%
-------------------------------------------------------------------------------
1 year                                              6.25           4.34
-------------------------------------------------------------------------------
5 years                                            32.76          26.47
Annual average                                      5.83           4.81
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)                                    79.50          66.72
Annual average                                      6.46           5.63
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal-bond market. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2002 (Unaudited)


KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- MBIA Insurance Company
PSFG                -- Permanent School Fund Guaranteed
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (3.7%)
-------------------------------------------------------------------------------------------------------------------
         $2,500,000 Butler, Indl. Dev. Board Rev. Bonds (Solid Waste Disp.
                    James River Corp.), 8s, 9/1/28                                        BB+            $2,250,000
                    Jefferson Cnty., Swr. Rev. Bonds
          7,000,000 Ser. D, FGIC, 5 3/4s, 2/1/27                                          Aaa             7,936,250
          1,500,000 (Cap. Impt.), Ser. A, FGIC, 5s, 2/1/41                                Aaa             1,485,000
                                                                                                      -------------
                                                                                                         11,671,250

Alaska (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Valdez Marine Term. Rev. Bonds (BP Pipeline, Inc.),
                    Ser. B, 5 1/2s, 10/1/28                                               Aa1             5,075,000

Arizona (3.5%)
-------------------------------------------------------------------------------------------------------------------
            750,000 AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C.
                    Lincoln Hlth. Network), 6 3/8s, 12/1/37                               BBB               765,938
            950,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande
                    Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                             B-/P              888,250
            490,000 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra Vista
                    Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26                                BB+/P             483,875
                    Mesa, Util. Syst. Rev. Bonds, FGIC
          4,000,000 5 1/4s, 7/1/16                                                        Aaa             4,460,000
          1,530,000 5 1/4s, 7/1/15                                                        Aaa             1,707,863
          2,860,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Westminster Village), 7 7/8s, 6/1/09                                 BB-/P           2,992,275
                                                                                                      -------------
                                                                                                         11,298,201

Arkansas (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P            1,007,500

California (9.0%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP (The Internext
                    Group), 5 3/8s, 4/1/30                                                BBB             1,634,063
          4,000,000 Chula Vista COP, MBIA, 5s, 8/1/32                                     Aaa             4,015,000
          1,500,000 Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25               B/P             1,389,375
          3,000,000 Metropolitan Wtr. Dist. IFB (Southern CA
                    Waterworks), 9.979s, 8/10/18                                          Aa2             3,885,000
          5,000,000 San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                    MBIA, 6 1/2s, 8/1/17                                                  Aaa             6,162,500
                    San Diego Cnty., IF COP, AMBAC
          3,000,000 9.47s, 9/1/12                                                         Aaa             3,922,500
          3,000,000 9.345s, 9/1/07                                                        Aaa             3,768,750
          3,000,000 Southern CA Pub. Pwr. Auth. IFB, FGIC, 9.07s, 7/1/17                  AAA             3,254,460
            830,000 Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds,
                    7.65s, 8/1/21                                                         BB-/P             739,738
                                                                                                      -------------
                                                                                                         28,771,386

Colorado (4.1%)
-------------------------------------------------------------------------------------------------------------------
          7,700,000 CO Pub. Hwy. Auth. Rev. Bonds, MBIA, zero %, 9/1/33                   Aaa             1,414,875
          1,000,000 CO State Edl. Fac. Auth. Rev. Bonds (Ocean
                    Journey, Inc.), 8 3/8s, 12/1/26 (In default) (NON)                    D/P               330,000
         10,000,000 Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A, MBIA,
                    5.7s, 11/15/25                                                        Aaa            10,700,000
            600,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1               614,250
                                                                                                      -------------
                                                                                                         13,059,125

District of Columbia (4.2%)
-------------------------------------------------------------------------------------------------------------------
         12,450,000 DC G.O. Bonds, Ser. A, 6s, 6/1/26                                     Baa1           13,321,500

Florida (0.2%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       Ba3               509,250

Georgia (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Effingham Cnty., Indl. Dev. Auth. Poll. Control Rev.
                    Bonds (Georgia-Pacific Corp. Proj.), 6 1/2s, 6/1/31                   BBB-            1,004,500

Hawaii (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,970,000 HI State Hsg. Fin. & Dev. Corp. Rev. Bonds, Ser. A,
                    FNMA Coll., 5 3/4s, 7/1/30                                            AAA             2,009,400

Illinois (5.6%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         Ca                490,000
          5,000,000 Chicago, Pub. Bldg. Comm. Rev. Bonds (School Reform
                    Project), FGIC, 5 1/4s, 12/1/15                                       Aaa             5,606,250
          1,680,000 IL Hlth. Fac. Auth. VRDN (Bromenn Hlth. care),
                    1.95s, 8/15/32                                                        A-1+            1,680,000
         10,000,000 IL Hsg. Dev. Auth. Multi-Fam. Hsg. Rev. Bonds,
                    Ser. 91-A, 8 1/4s, 7/1/16                                             A1             10,103,200
                                                                                                      -------------
                                                                                                         17,879,450

Indiana (3.2%)
-------------------------------------------------------------------------------------------------------------------
          4,405,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview Hlth.
                    Syst., Inc.), MBIA, 4 3/4s, 11/15/28                                  AAA             4,151,713
          4,150,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            4,015,125
          2,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2            2,127,500
                                                                                                      -------------
                                                                                                         10,294,338

Kansas (1.7%)
-------------------------------------------------------------------------------------------------------------------
          5,600,000 KS State Dev. Fin. Auth. VRDN (Village Shalom
                    Oblig. Group), Ser. BB, 1.95s, 11/15/28                               A-1+            5,600,000

Kentucky (1.1%)
-------------------------------------------------------------------------------------------------------------------
                    Kenton Cnty., Arpt. Board Rev. Bonds
                    (Special Fac. - Delta Airlines, Inc.)
          3,400,000 Ser. A, 7 1/2s, 2/1/20                                                Ba3             2,605,250
          1,300,000 Ser. B, 7 1/4s, 2/1/22                                                Ba3               932,750
                                                                                                      -------------
                                                                                                          3,538,000

Louisiana (3.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
                    (St. James Place), Ser. A, 8s, 11/1/19                                B-/P            2,052,500
          2,500,000 LA Pub. Fac. Auth. Rev. Bonds (Tulane U.), Ser. A,
                    AMBAC, 5s, 7/1/32                                                     Aaa             2,496,875
          5,500,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             5,667,145
                                                                                                      -------------
                                                                                                         10,216,520

Maine (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Rumford Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            2,966,250

Maryland (1.6%)
-------------------------------------------------------------------------------------------------------------------
          4,770,000 MD Cmnty. Dev. Admin. Multi-Fam. Hsg. Rev. Bonds,
                    Ser. E, GNMA Coll., FHA Insd., 6.85s, 5/15/25                         Aa3             4,966,763

Massachusetts (8.0%)
-------------------------------------------------------------------------------------------------------------------
          3,555,000 Atlas Boston Tax Exempt Rev. Bonds, Ser. 1, 6.65s,
                    1/1/35 (In default) (NON)                                             BB+/P           3,452,794
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,620,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                AAA/P           2,927,850
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,875,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2            1,926,563
          1,300,000 Ser. E, 6 1/4s, 10/1/31                                               BBB+            1,319,500
          1,800,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              1,840,500
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          3,855,000 (Res. Dev.), Ser. C, FNMA Coll., 6.9s, 11/15/21                       Aaa             3,933,334
          8,825,000 Ser. 53, MBIA, 6.15s, 12/1/29                                         Aaa             9,111,813
          1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds (1st. Mtge.
                    Brookhaven), Ser. A, 7s, 1/1/15                                       BBB/P           1,027,500
                                                                                                      -------------
                                                                                                         25,539,854

Michigan (2.0%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Detroit, G.O. Bonds, Ser. A, FGIC, 5s, 7/1/30                         Aaa             4,494,375
          1,650,000 MI State Strategic Fund Ltd. Rev. Bonds
                    (Worthington Armstrong Venture), 5 3/4s, 10/1/22                      AAA/P           1,815,000
                                                                                                      -------------
                                                                                                          6,309,375

Minnesota (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,860,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            1,243,875
          1,250,000 Rochester, Hlth. Care Fac. IFB (Mayo Foundation),
                    Ser. H, 9.081s, 11/15/15                                              AA              1,302,788
          1,500,000 Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/4s, 1/1/16                                         Aaa             1,665,000
                                                                                                      -------------
                                                                                                          4,211,663

Mississippi (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Clairborne Cnty., Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 7.3s, 5/1/25                          BBB-            1,361,813
          1,580,000 Mississippi Bus. Fin. Corp. Rev. Bonds (Syst. Energy
                    Resources, Inc.), 5 7/8s, 4/1/22                                      BBB-            1,435,825
          1,000,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-              911,250
                                                                                                      -------------
                                                                                                          3,708,888

Montana (2.3%)
-------------------------------------------------------------------------------------------------------------------
          5,300,000 MT State Hlth. Fac. Auth. Rev. VRDN (Hlth. Care
                    Pooled Loan Prog.), Ser. A, FGIC, 1.85s, 12/1/15                      VMIG1           5,300,000
          2,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             1,937,500
                                                                                                      -------------
                                                                                                          7,237,500

Nevada (3.0%)
-------------------------------------------------------------------------------------------------------------------
          3,505,000 Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 Aaa             3,776,638
                    Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.)
          2,750,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            2,801,068
          3,000,000 Ser. A, 6 1/2s, 12/1/33                                               Baa2            3,026,250
                                                                                                      -------------
                                                                                                          9,603,956

New Hampshire (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,600,000 (Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23                        Aa2             2,496,000
          1,250,000 (NH College), 6 3/8s, 1/1/27                                          BBB-            1,265,625
                                                                                                      -------------
                                                                                                          3,761,625

New Jersey (4.4%)
-------------------------------------------------------------------------------------------------------------------
          1,890,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (Raritan Bay
                    Med. Ctr.), 7 1/4s, 7/1/14                                            BB/P            1,927,800
         10,000,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth. Rev. Bonds, 8.841s,
                    10/1/29 (acquired 10/28/94, cost $9,750,000) (RES)                    Aaa            12,012,500
                                                                                                      -------------
                                                                                                         13,940,300

New York (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s, 12/15/13                   Aaa             1,123,750
          1,000,000 NY City Transitional Fin.Auth. Rev. Bonds (Future Tax),
                    AMBAC, 5 1/4s, 8/1/15                                                 Aaa             1,088,750
          2,500,000 Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser. A,
                    5s, 1/1/32                                                            Aa3             2,487,500
                                                                                                      -------------
                                                                                                          4,700,000

North Carolina (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. B,
                    MBIA, 6s, 1/1/22                                                      Aaa             2,320,000

Ohio (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,270,000 Erie Cnty., Ohio Hosp. Fac. Rev. Bonds (Firelands Regl.
                    Med. Ctr.), 5 5/8s, 8/15/32                                           A2              1,285,875
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds (Kettering
                    Med. Ctr.), 6 3/4s, 4/1/22                                            Baa1            1,057,500
          2,165,000 Rickenbacker Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              2,148,765
                                                                                                      -------------
                                                                                                          4,492,140

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    OK Dev. Fin. Auth. Rev. Bonds
          1,500,000 (Continuing Care Retirement), Ser. A, 8s, 2/1/32                      B/P             1,468,125
          1,000,000 (Hillcrest Hlth. Care), Ser. A, 5 5/8s, 8/15/29                       B2                713,750
                                                                                                      -------------
                                                                                                          2,181,875

Pennsylvania (5.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Pittsburgh Mercy Hlth. Syst. ), AMBAC,
                    5 5/8s, 8/15/26                                                       Aaa             5,431,250
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
                    Creek Partners), 6.65s, 5/1/10                                        BBB-            1,041,250
          1,000,000 Delaware Cnty., Hosp. Auth. G.O. Bonds
                    (Crozer-Chester Med. Ctr.), 6 1/4s, 12/15/31                          Baa2            1,011,250
          3,000,000 PA Econ. Dev. Fin. Auth. Wastewtr. Treatment Rev.
                    Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24                          Baa2            3,198,750
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          3,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          3,168,750
          1,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            1,042,500
          1,750,000 PA State Higher Edl. Fac. Auth. Rev. Bonds (UPMC
                    Hlth. Syst.), Ser. A, 6s, 1/15/31                                     A+              1,809,063
          3,000,000 Philadelphia, Indl. Dev. Auth. Special Fac. Rev. Bonds
                    (U.S. Airways, Inc.), 8 1/8s, 5/1/30 (In default) (NON)               CCC/P             536,250
          1,450,000 Sayre Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                               A-              1,469,938
                                                                                                      -------------
                                                                                                         18,709,001

South Carolina (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/30                                                       A1              2,947,500
          4,500,000 Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                    (BMW Project), 7.55s, 11/1/24                                         A1              4,798,125
                                                                                                      -------------
                                                                                                          7,745,625

Tennessee (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            4,255,000

Texas (12.2%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Alliance, Arpt. Auth. Rev. Bonds (American Airlines, Inc.),
                    7 1/2s, 12/1/29                                                       BB-             1,540,000
                    Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
          4,800,000 (St. Luke's Lutheran Hospital), 7.9s, 5/1/18                          AAA/P           4,944,240
          1,760,000 (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                             AAA/P           1,812,877
         12,000,000 (St. Luke's Hlth. Syst.), FSA, 6.1s, 11/15/23                         Aaa            13,200,000
          2,000,000 Hays, Cons. Indpt. School Dist. G.O. Bonds, PSFG,
                    5 1/2s, 8/15/10                                                       Aaa             2,260,000
          3,000,000 Houston, Wtr. & Swr. Rev. Bonds (Jr. Lien), FSA,
                    5s, 12/1/30                                                           Aaa             2,962,500
          3,000,000 Lower Neches Valley Indl. Dev. Swr. Auth. Rev. Bonds
                    (Mobil Oil Refining Corp.), 6.4s, 3/1/30                              Aaa             3,165,000
          2,000,000 San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s, 5/15/32                 Aaa             1,977,500
          5,000,000 Titus Cnty. Fresh Wtr. Supply Dist. No. 1 Poll. Rev.
                    Bonds. (Southwestern Elec. Pwr. Co.), Ser. A,
                    8.2s, 8/1/11                                                          A2              5,113,300
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
                    6s, 7/1/29                                                            Baa2            1,980,000
                                                                                                      -------------
                                                                                                         38,955,417

Utah (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp. Inc.), AMBAC,
                    11.624s, 5/15/20 (acquired 6/6/97,
                    cost $1,168,906) (RES)                                                Aaa             1,029,770

Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Fredericksburg Indl. Dev. Auth. Rev. Bonds (Medicorp
                    Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33                                 A3                467,500
          1,500,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3            1,125,000
                                                                                                      -------------
                                                                                                          1,592,500

Washington (2.7%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Chelan Cnty. Dev. Corp. Rev. Bonds
                    (Poll. Control-Alcoa), 5.85s, 12/1/31                                 A2              4,160,000
          2,250,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             2,517,188
          2,850,000 Port of Seattle, Special Fac. Rev. Bonds (Northwest
                    Airlines, Inc.), 7 1/4s, 4/1/30                                       B+/P            1,930,875
                                                                                                      -------------
                                                                                                          8,608,063

West Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                          Ba3             1,500,000

Wisconsin (1.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Badger Tobacco Asset Securitization Corp. Rev. Bonds,
                    6 3/8s, 6/1/32                                                        A1              2,887,500
          2,400,000 WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              2,424,000
                                                                                                      -------------
                                                                                                          5,311,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $322,161,717)                                              $318,902,485
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2002 was $13,042,270 or 4.1% of market value.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 2002.

      The fund had the following industry group concentrations greater than 10% at October 31, 2002 (as a percentage of portfolio market value):

                 Health care           24.6%
                 Transportation        11.5
                 Housing               10.5

      The fund had the following insurance concentrations greater than 10% at October 31, 2002 (as a percentage of portfolio market value):

                 FGIC                  12.3%
                 MBIA                  11.9

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$322,161,717) (Note 1)                                                         $318,902,485
-------------------------------------------------------------------------------------------
Cash                                                                              1,172,273
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    6,631,549
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,256,328
-------------------------------------------------------------------------------------------
Total assets                                                                    329,962,635

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,219,860
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                               39,788
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,076,480
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        600,006
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           22,032
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        23,831
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            825
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               96,356
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,079,178
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares:
(800 shares authorized and issued at $50,000 per share (Note 4)                  40,000,000
-------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares:
(3,240 shares authorized and issued at $25,000 per share (Note 4)                81,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $205,883,457

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                      $225,201,187
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,229,787
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (17,288,285)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (3,259,232)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                    $205,883,457

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($205,883,457 divided by
16,157,092 shares)                                                                   $12.74
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended October 31, 2002 (Unaudited)
Interest income:                                                                $10,519,607
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,191,394
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      110,715
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,449
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,927
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              193,486
-------------------------------------------------------------------------------------------
Other                                                                                93,959
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,599,930
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (14,993)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,584,937
-------------------------------------------------------------------------------------------
Net investment income                                                             8,934,670
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                  (805,564)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     202,616
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                     (4,340,316)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (4,943,264)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $3,991,406
-------------------------------------------------------------------------------------------
Distributions to Series A, B, and C remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                             (869,576)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable
to common shareholders                                                           $3,121,830
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       October 31              April 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $8,934,670           $18,763,305
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (602,948)           (3,546,841)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (4,340,316)            1,900,395
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    3,991,406            17,116,859

Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                   (869,576)           (2,494,618)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                                     3,121,830            14,622,241

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                 (7,319,163)          (14,638,326)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (4,197,333)              (16,085)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   210,080,790           210,096,875
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $1,229,787 and $483,856, respectively)                     $205,883,457          $210,080,790

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period               16,157,092            16,157,092
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                               4,040                 4,040
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------

                                  Six months ended
Per-share                            October 31
operating performance               (Unaudited)                      Year ended April 30
-------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)             $13.00       $13.00      $12.51       $14.11       $14.05        $13.61
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .55         1.16         1.15         1.18         1.19         1.16
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.31)        (.10)         .56        (1.59)         .03          .51
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .24         1.06         1.71         (.41)        1.22         1.67
-------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income              (.05)        (.15)        (.31)        (.28)        (.25)        (.23)(e)
-------------------------------------------------------------------------------------------------------------------
Total from investment  operations
(applicable to  common shareholders      .19          .91         1.40         (.69)         .97         1.44
-------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income              (.45)        (.91)        (.91)        (.91)        (.91)        (.93)
-------------------------------------------------------------------------------------------------------------------
Total distributions:                    (.45)        (.91)        (.91)        (.91)        (.91)        (.93)
-------------------------------------------------------------------------------------------------------------------
Preferred share offering costs            --           --           --           --           --         (.07)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $12.74       $13.00       $13.00       $12.51       $14.11       $14.05
-------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                       $12.14      $12.500      $13.590      $11.625      $14.750      $13.812
-------------------------------------------------------------------------------------------------------------------
Total return at  market value
(common shares)(%)(b)                   0.56*       (1.57)       25.32       (15.25)       13.57         6.13
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)(in thousands)       $205,883     $210,081     $210,097     $202,063     $228,031     $226,942
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .76*        1.43         1.44         1.46         1.42         1.30
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)            3.82*        7.63         6.50         6.93         6.58         6.64
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.44*       20.84        14.59        13.84        10.18        26.37
-------------------------------------------------------------------------------------------------------------------
  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(e) Series B and C preferred shares were issued on July 7, 1997.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited)


Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax and consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2002, the fund had a capital loss carryover of approximately $13,290,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,046,000    April 30, 2003
     4,581,000    April 30, 2004
       126,000    April 30, 2007
     2,789,000    April 30, 2008
     1,503,000    April 30, 2009
     2,245,000    April 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2003 approximately $2,139,000 of losses recognized during the period November 1, 2001 to April 30, 2002.

The aggregate identified cost on a tax basis is $322,760,197, resulting in gross unrealized appreciation and depreciation of $14,562,171 and $18,419,883, respectively, or net unrealized depreciation of $3,857,712.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for series A and a 7-day period for series B and
C. The applicable dividend rate for the remarketed preferred shares on October 31, 2002 was series A 1.55%, series B 1.68%, and series C 1.74%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2002, the fund's expenses were reduced by $14,993 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $692 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,932,085 and $22,008,754, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2002, no such restrictions have been placed on the fund.


RESULTS OF OCTOBER 3, 2002 SHAREHOLDER MEETING
(Unaudited)


An annual meeting of shareholders of the fund was held on October 3, 2002. At the meeting, each of the nominees for Trustees was elected, as follows:
                                       Common Shares

                                                   Votes
                               Votes for          withheld

Jameson Adkins Baxter         14,566,568          393,173
Charles B. Curtis             14,569,351          390,390
Ronald J. Jackson             14,569,717          390,024
Paul L. Joskow                14,569,717          390,024
Elizabeth T. Kennan           14,566,202          393,539
Lawrence J. Lasser            14,571,317          388,424
John H. Mullin III            14,569,717          390,024
George Putnam, III            14,568,971          390,770
A.J.C. Smith                  14,569,351          390,390
W. Thomas Stephens            14,569,384          390,357
W. Nicholas Thorndike         14,669,351          390,390

                                    Preferred Shares

                                                   Votes
                               Votes for          withheld

Jameson Adkins Baxter              3,499              188
Charles B. Curtis                  3,499              188
John A. Hill                       3,623               64
Ronald J. Jackson                  3,623               64
Paul L. Joskow                     3,623               64
Elizabeth T. Kennan                3,499              188
Lawrence J. Lasser                 3,623               64
John H. Mullin III                 3,499              188
Robert E. Patterson                3,623               64
George Putnam, III                 3,623               64
A.J.C. Smith                       3,623               64
W. Thomas Stephens                 3,623               64
W. Nicholas Thorndike              3,499              188

All tabulations are rounded to nearest whole number.


FUND INFORMATION


ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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